EXHIBIT 99.4

Equity Disposal Agreement

This Equity Disposal Agreement (hereinafter referred to as “this Agreement”) is signed by the following parties (hereinafter referred to as “the Parties to the Agreement”) in Tianjin, China on June 10, 2025:

Party A: King Eagle (China) Co., Ltd. (“King Eagle China”)

Address: 1st Floor, Building 3, No. 1001, Huihe South Street, Banbidian Village, Gaobeidian Town, Chaoyang District, Beijing.

Party B:

Liu Cuilian, ID Number: 130226197210152121

Address: No. 105, Gengzhuang Village, Xiaguanying Town, Qian ‘an City, Hebei Province.

Wang Zhizhong, ID Number: 110109196811152514

Address: No. 15, front row of the bungalow, No. 16, Chegongzhuang West Road, Haidian District, Beijing.

Zhang Jinjing, ID Number: 130623198101295825

Address: No. 6 Hongxing Hutong, Gaopu Village, Jiulong Town, Laishui County, Baoding City, Hebei Province.

Hu Wanfeng, ID number 130802196302021425

Address: Room 208, Unit 4, Building 3, Tongwangfu, Shuangqiao District, Chengde City, Hebei Province.

Zhang Yuanyuan, ID Number: 110106198104054229

Address: Room 1106, Building 5, Hongju Street, Xuanwu District, Beijing.

Teng Hui, ID Number: 110107198107140663

Address: No. 1207, Building 5, District 4, Jinding Street, Shijingshan District, Beijing.

Fan Zhandong, ID Number: 411224197903136437

Address: No. 10, Group 2, Wenyu Village, Wenyu Town, Lushi County, Henan Province.

Wang Xiujin, ID Number: 332624197404241825

Address: Room 501, Unit 3, Building 7, Xicheng Nianhua Apartment, Xihu District, Hangzhou City.

Party C: King Eagle (Tianjin) Technology Co., Ltd. (“King Eagle Tianjin”)

Address: Room 211, 2nd Floor, No. 1, Second Street, International Logistics Zone, Tianjin Free Trade Zone (Airport Economic Zone) (No. WK-64449, Managed by Sun Wukong (Tianjin) Business Secretary Co., Ltd.)

Whereas:

1. Party A is a foreign-invested enterprise that is legally registered and validly existing within the territory of the People’s Republic of China.

2. Party C is a limited liability company registered and established in China;

3. All parties of Party B are shareholders of King Eagle Tianjin (collectively referred to as the “Authorized Parties”), among which Liu Cuilian, Wang Zhizhong, Zhang Jinjing and Hu Wanfeng each hold 6% of the equity, Teng Hui holds 5% of the equity, Zhang Yuanyuan holds 32.74% of the equity, Wang Xiujin holds 10.52% of the equity, and Fan Zhandong holds 27.74% of the equity.

4. Party A and Party B have signed an equity pledge agreement, under which Party B provides a guarantee for King Eagle Tianjin to fulfill its obligations under the exclusive consulting and service agreement signed with Party A. To ensure the safety of the mortgage right and taking into account the technical support provided by Party A to King Eagle Tianjin and the good cooperative relationship among all parties, the following agreement is reached by all parties.

I. Grant of option

1.1 Grant

The parties to this agreement agree that from the effective date of this agreement, unless disclosed to Party A and with the prior express written permission of Party A, Party A shall have the exclusive right to choose, in accordance with the provisions of this agreement, At the lowest price permitted by the laws and regulations of the People’s Republic of China at the time of exercise, Party A or a third party designated by it may purchase at any time the option for the authorized party to hold all or part of the equity in King Eagle Tianjin. Party B agrees that, as a shareholder of Party C, before the equity held by Party B in Party C is transferred to Party A, if Party B legally obtains dividends, bonuses or remaining property from Party C, on the premise of abiding by Chinese laws and after paying the taxes and fees required by Chinese laws, Party B shall immediately pay all such income to Party A upon obtaining such income.

The parties to this agreement agree that, from the effective date of this agreement, unless disclosed to Party A and with the prior express written permission of Party A, Party A shall have the exclusive option to purchase all or part of the assets held by King Eagle Tianjin at any time by Party A or a third party designated by it in accordance with the provisions of this agreement at the minimum price permitted by the laws and regulations of the People’s Republic of China at the time of exercise.

Upon the signing and effectiveness of this agreement by all parties, Party A shall be granted the above-mentioned options, and once such authorization is granted, it shall be irrevocable or modifiable during the validity period of this agreement (including any extension in accordance with Article 1.2 below).

1.2 Term

This agreement shall be signed and come into effect by all parties to the agreement on the date indicated at the beginning of the text. The validity period of this agreement is ten years, commencing from the effective date of this agreement. Before the expiration of this agreement, if Party A requests, all parties shall extend the term of this agreement in accordance with Party A’s request and sign a separate equity disposal agreement or continue to perform this agreement as required by Party A.

II. Exercise of the Option and Delivery

2.1 Exercise Time

2.1.1 The authorized parties unanimously agrees that, subject to the laws and regulations of the People’s Republic of China, Party A may exercise some or all of the options under this agreement at any time after the signing and effectiveness of this agreement.

2.1.2 The authorized parties unanimously agree that there is no limit to the number of times Party A can exercise its rights, unless it has already acquired and held all the equity and assets of King Eagle Tianjin.

2.1.3 The authorized parties unanimously agree that Party A may appoint a third party as its representative to exercise the option. However, when exercising the option, Party A shall notify the authorized parties in writing in advance.

2.2 Disposal of the exercise price

The authorized parties unanimously agrees that when Party A exercises the rights, the entire exercise price obtained by the authorized parties as a result shall be given to King Eagle Tianjin free of charge, or the transfer of such exercise price from the authorized parties to King Eagle Tianjin shall be realized in other ways agreed in writing by Party A.

2.3 Transfer

The authorized parties unanimously agree that the options under this agreement may be partially or wholly transferred by Party A to a third party. Such transfer does not require prior consent from the authorized parties. Such third party shall be regarded as a signatory of this agreement to exercise the options in accordance with the conditions of this agreement and assume the rights and obligations of Party A under this agreement.

2.4 Notice of Exercise

If Party A exercises the rights, it shall notify the authorized parties in writing ten working days before the closing date (as defined below), and the notice shall specifically contain the following terms:

2.4.1 The effective delivery date of the equity or assets after the exercise of the option (hereinafter referred to as the “delivery date”);

2.4.2 The name of the holder whose equity or asset should be registered after the exercise of the option;

2.4.3 The quantity and proportion of equity purchased separately from the authorized person, or the details and quantity of assets;

2.4.4 Exercise Price and its payment method;

2.4.5 Power of Attorney (If the power is exercised by a third party designated by Party A).

The parties to the agreement agree that Party A may appoint a third party at any time and exercise the option, register equity or assets in the name of such third party.

2.5 Transfer of Equity

Each time Party A exercises the right of choice, within ten working days from the date of receiving the exercise notice issued by Party A in accordance with Article 2.4 of this agreement:

(1) The authorized party shall instruct King Eagle Tianjin to promptly convene a shareholders’ meeting. At such meeting, the resolution of the shareholders’ meeting approving the transfer of equity by the authorized Party to Party A and/or the third party designated by it shall be passed.

(2) The authorized party shall sign a transfer agreement with Party A (or, where applicable, a third party designated by it) that is consistent in substantive content with the equity transfer agreements listed in Annex 1 of this agreement;

(3) Each party of Party B shall sign all other necessary contracts, agreements or documents, obtain all necessary government approvals and consents, and take all necessary actions to transfer the valid ownership of the purchased equity to Party A and/or a third party designated by it without any security interests attached. And make Party A and/or the third party designated by it the industrial and commercial registered owners of the purchased equity, and submit to Party A or the third party designated by it the latest business license, articles of association and other relevant documents issued or filed and registered by the relevant Chinese competent authorities. Such documents shall reflect matters such as the equity change of King Eagle Tianjin, the change of directors and legal representative, etc.

2.6 Transfer of Assets

Each time Party A exercises the right of choice, within ten working days from the date of receiving the exercise notice issued by Party A in accordance with Article 2.4 of this agreement:

(1) King Eagle Tianjin shall promptly convene (executive) a board meeting or a shareholders’ meeting in accordance with the provisions of its articles of association. At such a meeting, a resolution approving the transfer of assets by King Eagle Tianjin to Party A and/or the third party designated by it shall be passed.

(2) King Eagle Tianjin shall sign a transfer agreement with Party A (or, where applicable, a third party designated by it) regarding the transfer of relevant assets;

(3) King Eagle Tianjin shall sign all other required contracts, agreements or documents, obtain all necessary government approvals and consents, and take all necessary actions to transfer the valid ownership of the purchased assets to Party A and/or the third party designated by it without any collateral interests. And make Party A and/or its designated third parties the registered right holders of the assets to be purchased (if applicable).

III. Statements and Guarantees

3.1 The Authorized party makes the following statements and guarantees:

3.1.1 Have the complete rights and authorization to sign and perform this agreement;

3.1.2 The performance of this agreement and the obligations under this agreement shall not violate the laws, regulations and other agreements binding on it, and does not require the approval or authorization of government departments;

3.1.3 There is no outstanding litigation, arbitration or other judicial or administrative proceedings that may substantially affect the performance of this Agreement;

3.1.4 All circumstances that may have an adverse impact on the performance of this agreement have been disclosed to Party A;

3.1.5 It has not been declared bankrupt and its financial situation is stable and sound;

3.1.6 The equity held in King Eagle Tianjin is not subject to any pledge, guarantee, debt or other third-party rights burden, and is free from third-party claims, except as stipulated in the equity pledge agreement signed by both Party A and Party B;

3.1.7 It will not impose any pledge, debt or other third-party rights burden on the equity it holds in King Eagle Tianjin, and will not dispose of the equity it holds to any person other than Party A or the third party designated by it in any way through transfer, gift, pledge or any other means;

3.1.8 The option granted to Party A shall be exclusive. The authorized party shall not grant the option or similar rights to any person other than Party A or the third party designated by it in any other way;

3.1.9 During the validity period of this agreement, the business operated by King Eagle Tianjin complies with laws, regulations, provisions and other management regulations and guidelines issued by government authorities, and there is no violation of any of the above provisions that would have a significant adverse impact on the company’s business or assets;

3.1.10 Maintain the existence of King Eagle Tianjin in accordance with good financial and commercial standards and practices. Operate its business and handle affairs prudently and effectively, make every effort to ensure that King Eagle Tianjin has the licenses, permits and approvals, etc. necessary for its continuous operation, and ensure that such licenses, permits and approvals, etc. are not cancelled, withdrawn or declared invalid;

3.1.11 At the request of Party A, provide it with all operational and financial information regarding King Eagle Tianjin;

3.1.12 Before Party A (or the third party designated by it) exercises the option and acquires all the equity or assets of King Eagle Tianjin, unless the written consent of Party A (or the third party designated by it) is obtained, King Eagle Tianjin shall not carry out the following acts:

(a) Sell, transfer, mortgage or otherwise dispose of any assets, business or income, or allow the establishment of any other security interests thereon (except those arising in the normal or routine course of business or disclosed to Party A and with the prior express written consent of Party A);

(b) Enter into transactions that will materially adversely affect its assets, liabilities, operations, equity and other legitimate rights (except those arising in the normal or daily course of business or disclosed to Party A and with the prior explicit written consent of Party A);

(c) Distribute dividends and bonuses to shareholders in any form;

(d) Any debt arises, inherits, guarantees or is permitted to exist, but (i) debts arising in the normal or routine course of business rather than through borrowing; (ii) Debts that have been disclosed to Party A and received Party A’s prior explicit written consent are excluded;

(e) Enter into any material contracts, except for those entered into during the normal course of business (for the purposes of this paragraph, a contract with a value exceeding RMB 1 million shall be regarded as a material contract);

(f) Increase or decrease the registered capital of King Eagle Tianjin through the resolution of the shareholders’ meeting, or change the structure of the registered capital separately;

(g) Supplement, amend or modify the articles of association of King Eagle Tianjin in any form;

(h) Merge or unite with any person, or acquire any person or invest in any person.

3.1.13 Before Party A (or the third party designated by it) exercises the option to obtain all the equity or assets of King Eagle Tianjin, except with the express written consent of Party A (or the third party designated by it), Party B shall not jointly or unilaterally carry out the following acts:

(a) Supplement, amend or modify the articles of association documents of King Eagle Tianjin in any form, and such supplementation, amendment or modification will materially adversely affect the assets, liabilities, operations, equity and other legitimate rights of King Eagle Tianjin (except for the situation of capital increase in proportion to meet legal requirements). Or it may affect the effective performance of this agreement and other agreements signed by Party A, Party B and King Eagle Tianjin;

(b) Facilitate King Eagle Tianjin to enter into transactions that will substantially adversely affect King Eagle Tianjin’s assets, liabilities, operations, equity and other legitimate rights (except those arising in the normal or daily course of business or disclosed to Party A and with the prior explicit written consent of Party A);

(c) Prompt the shareholders’ meeting of King Eagle Tianjin to pass the resolution on the distribution of dividends and bonuses;

(d) Sell, transfer, mortgage or otherwise dispose of any legitimate or beneficial interest in the equity of King Eagle Tianjin at any time from the effective date of this contract, or allow the establishment of any other security interest thereon;

(e) Prompt the shareholders’ meeting of King Eagle Tianjin to approve the sale, transfer, mortgage or otherwise disposal of any legitimate or beneficial interest in equity, or allow the establishment of any other security interest thereon;

(f) Prompt the shareholders’ meeting of King Eagle Tianjin to approve the merger or association of King Eagle Tianjin with any person, or the acquisition of any person or investment in any person, or any other form of reorganization;

(g) Voluntarily close down, liquidate or dissolve King Eagle Tianjin.

3.1.14 Before Party A (or the third party designated by it) exercises the option to obtain all the equity or assets of King Eagle Tianjin, each party of Party B undertakes:

(a) Immediately notify Party A in writing of any litigation, arbitration or administrative proceedings that occur or may occur regarding the equity it holds, or any circumstances that may have any adverse impact on such equity;

(b) Prompt the shareholders’ meeting of King Eagle Tianjin to review and approve the transfer of the equity purchased as stipulated in this agreement, prompt King Eagle Tianjin to amend its articles of association to reflect the transfer of equity from Party B to Party A and/or the third parties designated by it, as well as other changes described in this agreement. And immediately apply to the competent authorities in China for approval (if such approval is required by law), handle the change registration, and prompt King Eagle Tianjin to approve through the resolution of the shareholders’ meeting the appointment of the person appointed by Party A and/or the third party designated by it as the new director and the new legal representative;

(c) In order to maintain its legal and valid ownership of the equity, sign all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or make all necessary and appropriate defenses against all claims;

(d) Upon the request of Party A at any time, it shall unconditionally and immediately transfer its equity to the third party designated by it at any time and waive its pre-emptive right to purchase the aforesaid equity transfer from another existing shareholder;

(e) Strictly abide by all the provisions of this contract and other contracts jointly or separately signed by Party B and Party A, earnestly fulfill all the obligations under such contracts, and do not engage in any act/omission that is sufficient to affect the validity and enforceability of such contracts.

3.2 Commitment

The authorized party undertakes to Party A that the authorized party shall bear all expenses arising from the equity transfer and handle all necessary procedures for Party A and/or the third party designated by it to become shareholders of King Eagle Tianjin. The procedures include but are not limited to assisting Party A in obtaining the necessary approvals from the government departments related to the equity transfer, submitting the equity transfer agreement, shareholders’ meeting resolutions and other documents to the relevant industrial and commercial administrative departments, as well as amending the articles of association, the register of shareholders and other articles of association documents.

3.3 On the date of signing this contract and each closing date, each party of Party B hereby jointly and individually statements and warrants to Party A as follows:

(1) It has the power and ability to enter into and deliver this contract and any equity transfer agreement (collectively referred to as the “Transfer Agreement”) signed by it as a party under this contract for each transfer of the purchased equity (each referred to as the “Transfer Agreement”), as well as to perform its obligations under this contract and any transfer Agreement. Once this contract and the various transfer agreements to which it is a party are signed, they will constitute a legal, valid and binding obligation and can be enforced against it in accordance with its terms.

(2) Neither the signing and delivery of this contract or any transfer agreement nor the performance of its obligations under this contract or any transfer agreement shall: (i) result in the violation of any relevant Chinese laws and regulations; (ii) It conflicts with its articles of association or other organizational documents; (iii) Resulting in a breach of any contract or document that it is a party to or binding upon; (iv) Resulting in a violation of any conditions regarding the granting and/or continued validity of any license or approval granted to it; Or (v) cause any license or approval issued to it to be suspended or revoked or subject to additional conditions;

(3) Party B has good and salable ownership of all the equity of King Eagle Tianjin. Party B has not set up any security interests in the aforesaid equity.

(4) King Eagle Tianjin has no outstanding debts, except for (i) debts incurred in the normal course of its business, and (ii) debts that have been disclosed to Party A and obtained the prior explicit written consent of Party A;

(5) King Eagle Tianjin complies with all laws and regulations applicable to the acquisition of equity and assets;

(6) At present, there are no ongoing, pending or potential litigation, arbitration or administrative proceedings related to the equity, assets of King Eagle Tianjin or in connection with King Eagle Tianjin.

3.4 King Eagle Tianjin makes the following statements and warranties:

3.4.1 Have the complete rights and authorization to sign and perform this agreement;

3.4.2 The performance of this agreement and the obligations under this agreement shall not violate the laws, regulations and other agreements binding on it, and does not require the approval or authorization of government departments;

3.4.3 There is no outstanding litigation, arbitration or other judicial or administrative proceedings that may substantially affect the performance of this Agreement;

3.4.4 All circumstances that may have an adverse impact on the performance of this agreement have been disclosed to Party A;

3.4.5 It has not been declared bankrupt and its financial situation is stable and sound.

3.4.6 Except for those disclosed to Party A, there are no pledges, guarantees, liabilities or other third-party rights burdens on the assets of King Eagle Tianjin, and they are free from third-party claims, except as stipulated in the equity pledge agreement signed by both Party A and Party B.

3.4.7 Without the prior written consent of Party A, no pledge, mortgage, liability or other third-party encumbrance will be imposed on the assets held by Party A, and the assets held by Party A will not be disposed of to any person other than Party A or the third party designated by Party A by means of transfer, gift, mortgage, pledge or any other method.

3.4.8 The option granted to Party A shall be exclusive. King Eagle Tianjin shall not grant the option or similar rights to any person other than Party A or the third party designated by it in any other way.

3.4.9 During the validity period of this agreement, the business operated by King Eagle Tianjin complies with laws, regulations, provisions and other management regulations and guidelines issued by government authorities, and there is no violation of any of the above provisions that would have a significant adverse impact on the company’s business or assets.

3.4.10 Maintain the existence of King Eagle Tianjin in accordance with good financial and commercial standards and practices. Operate its business and handle affairs prudently and effectively, make every effort to ensure that King Eagle Tianjin has the licenses, permits and approvals, etc. necessary for its continuous operation, and ensure that such licenses, permits and approvals, etc. are not cancelled, withdrawn or declared invalid;

3.4.11 At the request of Party A, provide it with all operational and financial information regarding King Eagle Tianjin;

3.4.12 Take all reasonable and necessary measures and operate the business of King Eagle Tianjin, and strive to promote the preservation and appreciation of the assets of King Eagle Tianjin.

IV. Taxation

The taxes incurred by each party during the performance of this agreement shall be borne by each party itself.

V. Breach of Contract

5.1 If Party B or Party C violates this agreement or any statements or warranties it has made in this agreement, Party A may notify the breaching party in writing, requiring it to correct the breach within ten days of receiving the notice, take corresponding measures to effectively and promptly avoid the occurrence of damage results, and continue to perform this agreement. In the event of any damage, the breaching party shall compensate Party A, so that Party A can obtain all the rights and interests it is entitled to during the performance of the contract.

5.2 If Party B or Party C fails to correct its breach of contract within ten days after receiving the notice as stipulated in Article 5.1 above, Party A has the right to demand that the breaching party compensate Party A for any expenses, liabilities or losses (including but not limited to the interest paid or losses due to the breach and legal fees) suffered by Party A as a result of the breaching party. Meanwhile, Party A has the right to execute the equity transfer agreement attached to this agreement and transfer the equity held by Party B to Party A and/or the third party designated by it.

VI. Jurisdictional Laws and Dispute Resolution

6.1 Governing Laws

The laws of the People’s Republic of China shall be the applicable laws to this agreement, including but not limited to the completion, performance, validity and interpretation of this agreement.

6.2 Friendly Consultation

In the event of any dispute arising from the interpretation or performance of this agreement, the parties to the agreement shall resolve such dispute through friendly consultation or mediation by an intermediate third party. If the dispute cannot be resolved through the above-mentioned methods, it shall be submitted to the arbitration authority for resolution within 30 days from the date of the commencement of the relevant discussions mentioned above.

6.3 Arbitration

Any dispute arising from this agreement shall be submitted to the China International Economic and Trade Arbitration Commission (Beijing) for arbitration in accordance with its arbitration rules. The place of arbitration is Beijing. The arbitration award is final and binding on all parties to the agreement.

VII. Confidentiality

7.1 Confidential Information

The contents of this agreement and its annexes shall be kept confidential. Each party to the agreement shall not disclose any information of this agreement to any third party (except with the prior written consent of each party to the agreement). This clause remains valid after the termination of this agreement.

7.2 Exceptions

If confidential information should be disclosed in accordance with laws, court judgments, arbitration awards, and decisions or requirements of government administrative authorities, securities regulatory departments, stock exchanges, and stock trading institutions, the disclosure of such information shall not be regarded as a violation of the above-mentioned Article 7.1.

VIII. Others

8.1 All Agreements

All parties hereby confirm that this agreement is a fair and reasonable agreement reached by all parties on the basis of equality and mutual benefit. This agreement constitutes the entire matter of the parties to this agreement regarding the subject matter involved. Any previous discussions, consultations and agreements that are inconsistent with this agreement shall be subject to this agreement. This agreement shall be modified in writing by all parties to the agreement. The annexes to this agreement are integral parts of this agreement and have the same effect as this agreement.

8.2 Notice

8.2.1 All notices given by the parties to this Agreement for the performance of their rights and obligations under this Agreement shall be in writing and sent to the relevant party or the following address by personal delivery, registered mail, prepaid postage mail, approved express delivery service, or graphic fax:

Party A: King Eagle (China) Co., Ltd.

Address: 1st Floor, Building 3, No. 1001, Huihe South Street, Banbidian Village, Gaobeidian Town, Chaoyang District, Beijing.

Fax: 010-87227012

Telephone: 010-87227012

Recipient: Zhang Yuanyuan

Party B:

Liu Cuilian

Address: No. 105, Gengzhuang Village, Xiaguanying Town, Qian ‘an City, Hebei Province.

Telephone: 15830575165

Recipient: Liu Cuilian

Wang Zhizhong

Address: No. 15, front row of the bungalow, No. 16, Chegongzhuang West Road, Haidian District, Beijing.

Telephone: 13801304350

Recipient: Wang Zhizhong

Zhang Jinjing

Address: No. 6 Hongxing Hutong, Gaopu Village, Jiulong Town, Baoding City, Hebei Province.

Telephone: 15910272218

Recipient: Zhang Jinjing

Hu Wanfeng

Address: Room 208, Unit 4, Building 3, Tongwangfu, Shuangqiao District, Chengde City, Hebei Province.

Telephone: 18631441667

Recipient: Hu Wanfeng

Zhang Yuanyuan

Address: Room 1106, Building 5, Hongju Street, Xuanwu District, Beijing.

Telephone: 18600038886

Recipient: Zhang Yuanyuan

Teng Hui

Address: No. 1207, Building 5, District 4, Jinding Street, Shijingshan District, Beijing.

Telephone: 13264256960

Recipient: Teng Hui

Fan Zhandong

Address: No. 10, Group 2, Wenyu Village, Wenyu Township, Lushi County, Henan Province.

Telephone: 15810963865

Recipient: Fan Zhandong

Wang Xiujin

Address: Room 501, Unit 3, Building 7, Xicheng Nianhua Apartment, Xihu District, Hangzhou City.

Telephone: 13306531725

Recipient: Wang Xiujin

Party C: King Eagle (Tianjin) Technology Co., Ltd.

Address: Room 211, 2nd Floor, No. 1, Second Street, International Logistics Zone, Tianjin Free Trade Zone (Airport Economic Zone) (No. WK-64449, Managed by Sun Wukong (Tianjin) Business Secretary Co., Ltd.)

Telephone: 13684544678

Recipient: Wang Rui

8.2.2 Notices and letters shall be deemed to have been served under the following circumstances:

8.2.2.1 If served by fax, the date recorded on the fax shall prevail. However, if the fax is served later than 5 p.m. or on a non-working day at the place of service, the next working day after the date recorded on the fax shall be the date of service.

8.2.2.2 If delivered by a dedicated person (including express mail), the date of signature for receipt shall prevail.

8.2.2.3 If delivered by registered mail, the 15th day after the date on the registered mail receipt shall be taken as the standard.

8.2.3 Binding Force

This agreement is binding on all parties to the agreement.

8.3 Language

This agreement is made in ten copies, written in Chinese, with each party to the agreement holding one copy.

8.4 Days and working days

The “day” referred to in this agreement shall be based on the date on the calendar; The “working days” referred to in this agreement are from Monday to Friday.

8.5 Title

The headings of this agreement are for convenience of reading only and shall not be used for the interpretation of the agreement.

8.6 Supplementary Provisions

The obligations, commitments and responsibilities of the authorized party towards Party A under this agreement are both individual and joint, and the authorized parties bear joint and several liability to each other. As far as Party A is concerned, the breach of contract by any of the authorizing parties shall automatically constitute the breach of contract by the authorizing party.

8.7 Outstanding Matters

For matters not stipulated in this agreement, the parties to the agreement shall resolve them through consultation in accordance with the laws of the People’s Republic of China.

This page is blank and serves as the signing page for the “Equity Disposal Agreement”.

Party A: King Eagle (China) Co., Ltd.

Authorized representative:

Zhang Jianqing

This page is blank and serves as the signing page for the “Equity Disposal Agreement”.

Party B:

Liu Cuilian, Wang Zhizhong,

Zhang Jinjing, Hu Wanfeng,

Zhang Yuanyuan, Teng Hui,

Fan Zhandong, Wang Xiujin,

This page is blank and serves as the signing page for the “Equity Disposal Agreement”.

Party C:

King Eagle (Tianjin) Technology Co., LTD

Authorized representative:

Zhuang Richun

Attachment 1: Equity Transfer Agreement

Equity Transfer Agreement

This Equity Transfer Agreement (hereinafter referred to as “this Agreement”) was signed by the following parties in Tianjin on [   ] year [   ] month [   ] day:

Party A: King Eagle (China) Co., Ltd.

Address: 1st Floor, Building 3, No. 1001, Huihe South Street, Banbidian Village, Gaobeidian Township, Chaoyang District, Beijing.

Party B:

Liu Cuilian, ID Number: 130226197210152121

Address: No. 105, Gengzhuang Village, Xiaguanying Town, Qian ‘an City, Hebei Province.

Wang Zhizhong, ID Number: 110109196811152514

Address: No. 15, front row of the bungalow, No. 16, Chegongzhuang West Road, Haidian District, Beijing.

Zhang Jinjing, ID Number: 130623198101295825

Address: No. 6 Hongxing Hutong, Gaopu Village, Laishui County, Jiulong Town, Baoding City, Hebei Province.

Hu Wanfeng, ID number 130802196302021425

Address: Room 208, Unit 4, Building 3, Tongwangfu, Shuangqiao District, Chengde City, Hebei Province.

Zhang Yuanyuan, ID Number: 110106198104054229

Address: Room 1106, Building 5, Hongju Street, Xuanwu District, Beijing.

Teng Hui, ID Number: 110107198107140663

Address: No. 1207, Building 5, District 4, Jinding Street, Shijingshan District, Beijing.

Fan Zhandong, ID Number: 411224197903136437

Address: No. 10, Group 2, Wenyu Village, Wenyu Township, Lushi County, Henan Province.

Wang Xiujin, ID Number: 332624197404241825

Address: Room 501, Unit 3, Building 7, Xicheng Nianhua Apartment, Xihu District, Hangzhou City.

Party C: King Eagle (Tianjin) Technology Co., Ltd. (“ King Eagle Tianjin ”)

Address: Room 211, 2nd Floor, No. 1, Second Street, International Logistics Zone, Tianjin Free Trade Zone (Airport Economic Zone) (No. WK-64449, Managed by Sun Wukong (Tianjin) Business Secretary Co., Ltd.)

In this contract, Party A, Party B and Party C shall each be referred to as “one Party” hereinafter and collectively as “all parties”.

Whereas:

1. Party A is a foreign-invested enterprise registered and existing in the People’s Republic of China (hereinafter referred to as “China”);

2. Party C is a fully domestic-funded company registered in Tianjin, China. Currently, Party B holds a total of 100% of the equity of Party C (hereinafter referred to as “the relevant equity”). and

3. Party B is willing to comply with the relevant provisions of the “Equity Disposal Agreement” signed by Party B and Party A on [   ] year [   ] month [   ] day, and when Party A and/or the third party designated by it exercise its option, transfer part or all of the equity it holds in Party C to Party A and/or the third party designated by it. Party A and/or the third party designated by it agree to acquire the equity (hereinafter referred to as “Equity Transfer”).

Based on this, both parties have reached the following agreement through consultation:

1. Equity transfer

1.1 Party B agrees to transfer the relevant equity to Party A. Among them, Liu Cuilian, Wang Zhizhong, Zhang Jinjing and Hu Wanfeng in Party B each transfer 6% of the equity, Teng Hui in Party B transfers 5% of the equity, Zhang Yuanyuan in Party B transfers 32.74% of the equity, Wang Xiujin in Party B transfers 10.52% of the equity, and Fan Zhandong in Party B transfers 27.74% of the equity. Party A agrees to accept such transfers. After the transfer is completed, Party A holds 100% of the equity of Party C.

1.2 As consideration for the equity transfer, Party A shall, in accordance with the provisions of Article 2, pay RMB ____ to each of Liu Cuilian, Wang Zhizhong, Zhang Jinjing and Hu Wanfeng in Party B, RMB ____ to Teng Hui in Party B, RMB ____ to Zhang Yuanyuan in Party B and RMB ____ to Wang Xiujin in Party B. To Fan Zhandong of Party B, pay RMB ____.

1.3 Party B agrees to the equity transfer act under this article and is willing and will prompt the other shareholders of Party C (except Party B) to be willing to sign the necessary documents including the resolution of the shareholders’ meeting and the letter of waiving the pre-emptive purchase of the relevant equity, and assist in handling other necessary procedures for the equity transfer.

1.4 Party B and Party C shall jointly and respectively be responsible for taking all necessary actions, including but not limited to signing this agreement, passing resolutions of the shareholders’ meeting, amendments to the articles of association, etc., to achieve the transfer of equity from Party B to Party A. And be responsible for completing all government approval or industrial and commercial registration and filing procedures within ten working days from the date when Party A issues the exercise notice in accordance with the provisions of the “Equity Disposal Agreement”, making Party A the registered owner of such equity.

2. Payment of the equity transfer proceeds

2.1 Within 5 working days after the signing of this agreement, Party A shall pay RMB ____ to Liu Cuilian, Wang Zhizhong, Zhang Jinjing and Hu Wanfeng respectively, RMB ____ to Teng Hui, RMB ____ to Zhang Yuanyuan, RMB ____ to Wang Xiujin and RMB ____ to Fan Zhandong.

2.2 Party B shall issue an appropriate receipt to Party A within 5 working days after receiving each payment as described in Article 2.1.

3. Declarations and Warranties

3.1 The parties to this agreement respectively declare and warrant as follows:

(a) This party is a legally established and existing company or an individual with full capacity for civil conduct, and has the full power and ability to sign and perform this agreement and other documents related to this agreement necessary to achieve the purposes of this agreement;

(b) This party has taken or will take all necessary actions to appropriately and effectively authorize the signing, delivery and performance of this Agreement and all other documents related to the transactions under this Agreement, and such signing, delivery and performance do not violate any relevant laws, regulations and government requirements, and do not infringe upon the legitimate rights and interests of any third party.

3.2 Party B and Party C jointly and respectively declare and warrant to Party A as follows:

(a) Party B currently legally and validly holds 100% of the equity of Party C. The acquisition and holding of such equity by Party B do not violate any laws, regulations or government decisions, nor do they infringe upon the interests and rights of any third party.

(b) Party C is a limited liability company appropriately established and validly existing in accordance with the laws of China. It has complete capacity for rights and conduct, and is entitled to own, dispose of and operate its assets and business, and to carry out the business it is currently conducting or plans to conduct. Party C has obtained all the licenses, qualification certificates or other approval, verification, filing or registration procedures from government departments for engaging in all the businesses stated in its business license.

(c) Since its establishment, Party C has not engaged in any behavior that violates relevant laws, regulations or government provisions;

(d) There are no security interests or any other third-party rights in the equity held by Party B in Party C, except as otherwise agreed by both Party A and Party B;

(e) This party has not omitted providing Party A with any documents or information related to Party C or its business that may affect its decision to enter into this agreement;

(f) Prior to the completion of the equity transfer, this party will not, by any act or omission, authorize or cause the issuance or commitment to issue new equity in addition to the equity already issued on the date of signing this agreement, nor will it make any form of change to the registered capital or shareholder structure of Party C.

4. Effectiveness and validity period

This agreement is signed and comes into effect simultaneously on the date indicated at the beginning of the text.

5. Dispute resolution

When disputes arise among the parties regarding the interpretation and performance of the provisions under this agreement, the parties shall resolve such disputes through good faith consultation. If within 30 days after one party requests to resolve the dispute through consultation, the two parties still fail to reach an agreement on resolving the dispute, either party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its current arbitration rules. The place of arbitration is in Beijing. The language used for arbitration is Chinese. The arbitration award shall be final and binding on both parties.

6. Applicable law

The validity, interpretation and enforcement of this agreement shall be governed by the laws of China.

7. Modification and supplementation of the agreement

All parties shall modify and supplement the agreement by written agreement. The amendment and supplementary agreements to this agreement, which have been appropriately signed by all parties, are integral parts of this agreement and have the same legal effect as this agreement.

8. The fragmentation of the agreement

If any provision under this Agreement is invalid or unenforceable due to inconsistency with relevant laws, such provision shall be invalid or unenforceable only within the jurisdiction of the relevant laws and shall not affect the legal effect of the other provisions of this agreement.

9. Annexes to the agreement

Any annex to this agreement is an integral part of this agreement and has the same legal effect as this agreement.

10. Others

10.1 This agreement is written in Chinese in ten copies, with each party holding one copy.

10.2 If Party A designates any third party to exercise the option, where Party A is mentioned in this equity transfer agreement, it shall, depending on the circumstances, refer to Party A and/or the third party designated by it.

[The following text is blank

This page is blank and serves as the signing page for the “Equity Transfer Agreement”.

Party A: King Eagle (China) Co., Ltd.

Authorized representative:

This page is blank and serves as the signing page for the “Equity Transfer Agreement”.

Party B:

Liu Cuilian, Wang Zhizhong,

Zhang Jinjing, Hu Wanfeng,

Zhang Yuanyuan, Teng Hui,

Fan Zhandong, Wang Xiujin,

This page is blank and serves as the signing page for the “Equity Transfer Agreement”.

Party C:

King Eagle (Tianjin) Technology Co., Ltd.

Authorized representative: